SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 29, 2003

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                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

         4724 S.W. Macadam Avenue
         Portland, Oregon                                    97239
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) The following exhibit is included with this report:

            99.1  Press release issued October 29, 2003

Item 12.  Results of Operations and Financial Condition.

            On October 29, 2003, the Company issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2003. This discussion, as well as the press release included as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BARRETT BUSINESS SERVICES, INC.


Dated:  October 29, 2003      By:   /s/ Michael D. Mulholland
                                    ------------------------------------
                                    Michael D. Mulholland
                                    Vice President - Finance